                      THIRD AMENDMENT TO CREDIT AGREEMENT

    THIS THIRD AMENDMENT (this "AMENDMENT") to CREDIT AGREEMENT among SPINNAKER COATING, INC., a Delaware corporation, formerly known as Brown-Bridge Industries, Inc. ("COATING"), ENTOLETER, INC., a Delaware corporation ("ENTOLETER"), SPINNAKER COATING-MAINE, INC., a Delaware corporation ("SCM" and, together with Coating and Entoleter, the "BORROWERS"), SPINNAKER INDUSTRIES, INC., a Delaware corporation (the "GUARANTOR" and, together with the Borrowers, the "CREDIT PARTIES"), the financial institutions from time to time party thereto as lenders (the "LENDERS"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, as agent (in such capacity the "AGENT") for the Lenders, is made as of March 28, 2000 among the Credit Parties and the undersigned Lenders.

                             W I T N E S S E T H :

    WHEREAS, the Credit Parties, the Lenders and the Agent are parties to the Credit Agreement, dated as of August 9, 1999 (as amended, restated or otherwise modified from time to time prior to the date of effectiveness of this Amendment, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement unless otherwise defined herein);

    WHEREAS, the Credit Parties have requested that the Lenders (i) reset the financial covenant set forth in Section 7.2(u) of the Credit Agreement and (ii) make certain other amendments to the Credit Agreement; and

    WHEREAS, the Lenders are agreeable to such request, but only on the terms and subject to the conditions set forth herein.

    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto hereby agree as follows:

    1. AMENDMENT TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions to effectiveness set forth in Section 2 hereof, the Credit Parties and the Lenders agree to amend the Credit Agreement effective as of December 31, 1999 as follows:

        (a) The definition of Specified Net Income in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        "SPECIFIED NET INCOME" means, in any fiscal period, Net Income of a Person, minus Interest Income, plus or minus (as the case may be) losses or gains from extraordinary items and from sales of assets, the Central Sale and the Electrical Tape Sale, other than asset sales resulting in a loss or a gain of less than $100,000 and sales of Inventory in the ordinary course of business, in each case to the extent added or subtracted in determining such Person's Net Income.

        (b) Section 7.1 of the Credit Agreement is hereby amended by adding at the end thereof, the following new subsection (u):

           (u) REPAYMENT OF INTERCOMPANY ADVANCE. If Unused Availability shall be equal to or less than $4,000,000 at any time (such event, an "Affiliate Payment Event"), the Credit Parties shall, within two (2) Business Days of the occurrence of such Affiliate Payment Event, cause all of the intercompany advances made by any of the Credit Parties to Spinnaker Electrical Tape Company ("Tape") in the aggregate amount of approximately $2,000,000 to be immediately repaid by Tape and applied by the applicable Credit Parties as a repayment of the Revolving Loans.

        (c) Section 7.2(u) of the Credit Agreement is hereby amended and restated to read as follows:

           (u) MINIMUM CONSOLIDATED FIXED CHARGE COVERAGE RATIO. The Credit Parties will not permit the Consolidated Fixed Charge Coverage Ratio, for each fiscal period set forth below, to be less than the ratio set forth below opposite such period.

PERIOD                                                          RATIO
------                                                        ---------
July 1, 1999 through September 30, 1999                       0.50:1.00

July 1, 1999 through December 31, 1999                        0.40:1.00

July 1, 1999 through March 31, 2000                           0.40:1.00

July 1, 1999 through June 30, 2000                            0.50:1.00

October 1, 1999 through September 30, 2000                    0.60:1.00

January 1, 2000 through December 31, 2000                     0.75:1.00

April 1, 2000 through March 31, 2001                          0.85:1.00

July 1, 2000 through June 30, 2001                            0.95:1.00

Four fiscal quarters ended each September 30, December 31,
March 31 and June 30 thereafter                               1.00:1.00

        (d) Section 8.1(c) of the Credit Agreement is hereby amended by deleting the language "Section 7.1(b), (c), (e) and (f)" from the second and third lines thereof and inserting the language "Section 7.1(b), (c), (e), (f) and
    (u)" in place thereof.

        (e) Section 11.7 of the Credit Agreement is hereby amended by
    (i) deleting the reference to "1700 Pacific Avenue, Suite 1600, Dallas, Texas 75201" appearing therein and inserting "518 Water Street, Troy, Ohio 45373-0370" in place thereof and (ii) deleting the reference to "(214) 855-0093" appearing therein and inserting "(937) 339-4045" in place thereof.

    2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of December 31, upon satisfaction of the following conditions:

        (a) the Agent shall have received this Amendment, duly executed by the Credit Parties and the Required Lenders;

        (b) Agent shall have received a secretary's or assistant secretary's certificate of each Credit Party regarding the incumbency of each of the officers authorized to sign this Amendment and certifying and attaching the board resolutions authorizing the execution, delivery and performance of this Amendment;

        (c) each of the representations and warranties set forth in Section 3 hereof shall be true and correct in all respects; and

        (d) the Agent shall have received for the ratable benefit of the Lenders an amendment fee of $50,000 from Borrower which Borrower hereby directs the Agent to charge as an Agent Advance under the Revolving Loans facility, the proceeds of which shall be applied in satisfaction of such fee.

    3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each Credit Party represents and warrants that:

        (a) the execution, delivery and performance by such Credit Party of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

        (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

        (c) no Change of Control or other Event of Default has occurred or remains outstanding as of the date hereof.

    4. EXPENSES. The Credit Parties shall pay for all of the reasonable costs and expenses incurred by the Agent in connection with the transactions contemplated by this Amendment, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

    5.  MISCELLANEOUS.

        (a) Except as expressly amended herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed in all respects and shall remain in full force and effect. Each Credit Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Obligations or the payment thereof when due.

        (b) Upon the effectiveness of this Amendment, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment and all references in the Credit Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Credit Agreement as amended by this Amendment.

        (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment to or waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents, or constitute an amendment or waiver of any provision of any of the Credit Documents.

        (d) This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. This Amendment may be executed and delivered by telecopier with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

        (e) This Amendment shall constitute a Credit Document.

    6. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                            [Signature Page Follows]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.


                                                      BORROWERS:

                                                      SPINNAKER COATING, INC.,
                                                      formerly known as Brown-Bridge Industries, Inc.

                                                      By:  /s/ RICHARD T. RAY
                                                           --------------------------------------------
                                                           Richard T. Ray
                                                           EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
                                                           OFFICER & COO

                                                      SPINNAKER COATING-MAINE, INC.

                                                      By:  /s/ RICHARD T. RAY
                                                           --------------------------------------------
                                                           Richard T. Ray
                                                           VICE PRESIDENT, ASSISTANT SECRETARY AND
                                                           TREASURER

                                                      ENTOLETER, INC.

                                                      By:  /s/ ROBERT P. WENTZEL
                                                           --------------------------------------------
                                                           Robert P. Wentzel
                                                           PRESIDENT

                                                      GUARANTOR:

                                                      SPINNAKER INDUSTRIES, INC.

                                                      By:  /s/ CRAIG J. JENNINGS
                                                           --------------------------------------------
                                                           Craig J. Jennings
                                                           VICE PRESIDENT FINANCE & TREASURER

                                                      LENDERS:

                                                      TRANSAMERICA BUSINESS CREDIT CORPORATION

                                                      By:  /s/ ROBERT L. HEINZ
                                                           --------------------------------------------
                                                           Robert L. Heinz
                                                           SENIOR VICE PRESIDENT

                                                      THE CIT GROUP/BUSINESS CREDIT, INC.

                                                      By:  /s/ ERIC MALOY
                                                           --------------------------------------------
                                                           Eric Maloy
                                                           ASSISTANT VICE PRESIDENT

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